UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	January 1, 2019

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.                                        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously announced by Douglas Dynamics, Inc. (the “Company”) in August 2018, on January 1, 2019, James L. Janik became Executive Chairman of the Company.  Mr. Janik had served as the President and Chief Executive Officer of the Company since 2004 and became the Chairman of the Board in 2014. Also on January 1, 2019, Robert (Bob) McCormick became President and Chief Executive Officer of the Company and a member of the Company’s Board of Directors (the “Board”).  Mr. McCormick was elected by the Board to fill a vacancy created by the Board’s action to increase the size of the Board to seven directors, effective as of January 1, 2019.  Mr. McCormick will serve in the class of directors that will be nominated for re-election at the Company’s 2019 Annual Meeting of Shareholders.

Mr. McCormick, 58, served as Chief Operating Officer of the Company since August 2017.  Prior to becoming Chief Operating Officer, Mr. McCormick served as the Company’s Executive Vice President and Chief Financial Officer from September 2004 through August 2017, as the Company’s Secretary from May 2005 through August 2017, as the Company’s Assistant Secretary from September 2004 to May 2005 and as the Company’s Treasurer from September 2004 through December 2010. Prior to joining the Company, Mr. McCormick served as President and Chief Executive Officer of Xymox Technology Inc. from 2001 to 2004. Prior to that, Mr. McCormick served in various capacities in the Newell Rubbermaid Corporation, including President from 2000 to 2001 and Vice President Group Controller from 1997 to 2000. The Company believes that Mr. McCormick’s experience in various leadership positions both inside and outside the Company, as well as his deep understanding of the Company’s business, operations and strategy, qualify him to serve on the Board of Directors.

In connection with Mr. Janik’s transition to the role of Executive Chairman, the Company and Mr. Janik entered into an amendment to Mr. Janik’s employment agreement.  Pursuant to the amendment, Mr. Janik’s salary will be $400,000 per year; he will be provided the opportunity to earn up to an additional $300,000 in performance-based bonus compensation; and, upon retirement, he will be entitled to a pro rata portion of the performance-based bonus he would have earned during the calendar year of his retirement.  Additionally, the amendment provides that the date that Mr. Janik ceases to serve as a director of the Company will be deemed the termination date of his employment by retirement.   The other terms of Mr. Janik’s employment remain unchanged and will continue to be governed by the terms of his Employment Agreement with the Company, dated March 30, 2004, as amended. The foregoing summary of the terms of the amendment to Mr. Janik’s employment agreement is qualified in its entirety by the terms of Amendment No. 2 to Employment Agreement between James L. Janik and Douglas Dynamics, Inc., effective as of January 1, 2019, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

In connection with Mr. McCormick’s transition to the role of Executive Chairman, the Company and Mr. McCormick entered into an amendment to Mr. McCormick’s employment agreement.  Pursuant to the amendment, Mr. McCormick’s salary will be $575,000 per year; he will be provided the opportunity to earn up to an additional 150% of his annual base salary in performance-based bonus compensation; he will be entitled to twenty-four months of his base salary in severance in the event of his termination by the Company for cause or his departure for a material breach by the Company; and, upon retirement, he will be entitled to a pro rata portion of the performance-based bonus he would have earned during the calendar year of his retirement. The other terms of Mr. McCormick’s employment remain unchanged and will continue to be governed by the terms of Mr. McCormick’s Employment Agreement with the Company, dated September 7, 2004, as amended. The foregoing summary of the terms of the amendment to Mr. McCormick’s employment agreement is qualified in its entirety by the terms of Amendment No. 4 to Employment Agreement between Robert McCormick and Douglas Dynamics, Inc., effective as of January 1, 2019, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Neither Mr. Janik nor Mr. McCormick were elected to their officer or director positions pursuant to any arrangement or understanding between Mr. Janik, Mr. McCormick and any other person. There are no related party transactions between the Company and either of Mr. Janik or Mr. McCormick, and no family relationships exist between Mr. Janik or Mr. McCormick and any of the directors or officers of the Company.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with Mr. Janik’s transition to the role of Executive Chairman and the promotion of Mr. McCormick to the Company’s President and Chief Executive Officer, the Board of Directors of the Company adopted the Company’s Fourth Amended and Restated Bylaws, which replaced in their entirety the Company’s Third Amended and Restated Bylaws.  The Fourth Amended and Restated Bylaws are substantially identical to the Third Amended and Restated Bylaws, except that the Fourth Amended and Restated Bylaws amend Article V to create the role of Executive Chairman and include related conforming changes throughout the document.  The Fourth Amended and Restated Bylaws became effective on January 1, 2019.

The forgoing description of the Fourth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Fourth Amended and Restated Bylaws, filed herewith as Exhibit 3.2 and incorporated herein by reference.  A copy of the Amendments to the Third Amended and Restated Bylaws is filed herewith as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(3.1)	Amendments to the Third Amended and Restated Bylaws of Douglas Dynamics, Inc.

(3.2)	Fourth Amended and Restated Bylaws of Douglas Dynamics, Inc.

(10.1)	Amendment No. 2 to Employment Agreement, effective as of January 1, 2019, between James L. Janik and Douglas Dynamics, Inc.

(10.2)	Amendment No. 4 to Employment Agreement, effective as of January 1, 2019, between Robert McCormick and Douglas Dynamics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2019

DOUGLAS DYNAMICS, INC.

By:	/s/ Sarah Lauber
Sarah Lauber
Chief Financial Officer and Secretary